AMENDMENT TO
                                 LOAN AGREEMENT
                                  Amendment #1
                              Dated August 26, 1996


The LOAN AGREEMENT dated August 26, 1996 (the "Agreement"), between Concord Growth Corporation, a California corporation, and information Systems Consulting Corp., a corporation; and

The LOAN AGREEMENT dated August 26, 1996 (the "Agreement'), between Concord Growth Corporation, a California corporation, and Preferred Funding Corporation, a corporation, are hereby amended in the specific sections(s) as follows:


Section 1.2 ELIGIBLE ACCOUNTS. Notwithstanding the terms set forth herein, Subsection (cc) has been added to read:

                      (cc) Eligible Accounts shall include, the aggregate amount of all accounts owed by U. S. Sprint and American Airlines and/or their affiliates that does not each exceed forty percent (40%) of the aggregate amount of all otherwise Eligible Accounts.

Section 1.3           ACCOMMODATIONS.

                      (a) Advances under the Accommodation Note shall be paid by Lender directly to equipment vendors upon receipt of (i) a bona fide purchase order or invoice issued by said vendor; and (ii) subject to Section 5.4(a).

Section 3.1 DELIVERY OF INVOICES. Notwithstanding the terms set forth herein, Subsection

                      (a)      has been added to read:

                      (a) Borrower shall submit to Lender Bills of Sale for equipment purchased from Advances under the Accommodation Note within seven (7) days from date of purchase.

Section 5.4           DELIVERY OF AGINGS AND FINANCIAL INFORMATION.
                      Notwithstanding the terms set forth herein, Subsection

                      (a)      has been added to read:

                      (a) Borrower shall deliver to Lender on or before the thirtieth day (30) day of each month, Accounts Receivable Aging Report from the preceding month for Management Alliance Corporation ("MAC"), which shall be provided by MAC and its lender, Metro Factors, evidencing unencumbered eligible Accounts Receivable equal to or greater than 150% of the Accommodation Advances.

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Section 5.8           FINANCIAL COVENANTS.  Notwithstanding the terms  set forth herein, Subsection

                      (f)      has been added to read:

                      (f) Borrower shall notify Lender in writing within fifteen (15) days of the occurrence of the Inter-company accounts receivable exceeding $2,000,000.

Section 6.1 EVENTS OF DEFAULT. Notwithstanding the terms set forth herein, Subsection (o) has been added to read:

                      (o) A default under MAC's agreement with its lender, Metro Factors, shall constitute a default under Borrower's Accommodation facility with Lender.

THE AMENDMENT AFFECTS ONLY THE ABOVE LISTED SECTION(S) OF THE AGREEMENT AND ALL OTHER PROVISIONS OF THE AGREEMENT SHALL REMAIN UNCHANGED AND IN FORCE AS WRITTEN OR THEREAFTER AMENDED IN WRITING.

This Amendment shall become effective when it is accepted and executed by an authorized officer of Lender.

AGREED:

BORROWER:
         INFORMATION SYSTEMS CONSULTING CORP.


         BY:
            ----------------------------------------

            ----------------------------------------
                      (PRINT NAME AND TITLE)

         DATE:
              --------------------------------------


BORROWER:
         PREFERRED FUNDING CORPORATION


         BY:
            ----------------------------------------

            ----------------------------------------
                      (PRINT NAME AND TITLE)

         DATE:
              --------------------------------------

CORPDAL:64289.1  28722-00003
                                                         2

ACCEPTED:

LENDER:
         CONCORD GROWTH CORPORATION


         BY:
            ----------------------------------------

            ----------------------------------------
                      (PRINT NAME AND TITLE)

         DATE:
              --------------------------------------


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